Exhibit 10.4
GUARANTY

This GUARANTY (this “Guaranty”) dated as of April 14, 2022, is made by is made by UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation (the “Guarantor”), to VALLEY NATIONAL BANK (together with its participants, successors and/or assigns, the “Lender”).
RECITALS:
WHEREAS, the Lender has made to 2611 CORPORATE WEST DRIVE VENTURE LLC, a Delaware limited liability company (the “Borrower”) a certain mortgage loan in the principal amount of $38,000,000.00 (the “Loan”)

WHEREAS, the Loan is evidenced by a certain Term Note (as the same may be hereafter amended or supplemented from time to time, the “Note”) advanced pursuant to that certain Loan Agreement dated the date hereof between the Borrower and the Lender (as the same may be hereafter amended or supplemented from time to time, the “Loan Agreement”), and secured, inter alia, by that certain Mortgage and Security Agreement dated the date hereof in the principal amount of $38,000,000.00 made by the Borrower to the Lender (as the same may be hereafter amended or supplemented from time to time, the “Mortgage”), encumbering the real property located at 2611 Corporate West Drive, Lisle, Illinois 60532 (the “Premises”);

WHEREAS, as a condition to the Lender making the Loan to the Borrower, the Guarantor is obligated to execute and deliver this Guaranty to the Lender, and the Lender is unwilling to make the Loan unless this Guaranty is so delivered by the Guarantor;
WHEREAS, Guarantor is an owner of a direct or indirect interest in Borrower and will directly benefit from Lender making the Loan to Borrower; and
WHEREAS, any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement, the Mortgage and/or the Note.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to induce the Lender to make the Loan to the Borrower, the Guarantor hereby agrees for the benefit of the Lender as follows:
1.Guaranty
(a)The Guarantor absolutely, irrevocably and unconditionally, guarantees to the Lender the prompt performance and payment when due, whether by acceleration or otherwise, of (i) any and all Guaranteed Obligations (hereafter defined) of Borrower to Lender, in the aggregate at any one time outstanding plus all interest thereon, and (ii) all attorneys’ fees, costs and expenses incurred by Lender in enforcing any of such Guaranteed Obligations and/or this Guaranty or collecting against Guarantor under this Guaranty. This is a guaranty of payment and not of collection. Lender shall not be obligated to make any request or demand upon or to pursue any of its rights against Borrower or any other person who may be liable for the payment of the Guaranteed Obligations, or to pursue any collateral security therefor, as a condition of Guarantor’s liability hereunder. If Borrower fails to pay when due or otherwise defaults under any Guaranteed Obligations, Guarantor will pay such Guaranteed Obligations to Lender.
The term “Guaranteed Obligations” shall include , all liabilities, loans, advances, debts, obligations, covenants and duties of any kind or nature owing by
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Borrower to Lender and arising under the Loan Agreement or any of the Loan Documents, whether direct or indirect, absolute or contingent, joint, several or independent, secured or unsecured, liquidated or unliquidated, contractual or tortious of Borrower now or hereafter existing, due or to become due to, or held or to be held by, Lender for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, including, without limitation, any exposure of Borrower to Lender under Lender’s commercial card program, (v) arising from any amendments, extensions, renewals and increases of or to any of the foregoing. In the event a petition under the United States Bankruptcy Code is filed by or against Borrower, the term “Borrower” shall also mean and include Borrower in its status as a debtor, debtor-in-possession and/or reorganized debtor, or (vi) all Interest Rate Protection Obligations.

(b)Notwithstanding anything to the contrary contained herein, the definition of “Guaranteed Obligations” shall specifically exclude any and all Excluded Swap Obligations and Excluded Interest Rate Protection Obligations. The foregoing limitation of the definition of Guaranteed Obligations shall be deemed applicable only to the obligations of Guarantor (or solely any particular Guarantor(s) if there is more than one Guarantor) under the particular Swap (or Swaps), or, if arising under a master agreement governing more than one Swap, the portion thereof that constitute Excluded Swap Obligations. As used herein, (i) “Excluded Swap Obligations” means, with respect to Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap if, and to the extent that, all or any portion of this Guaranty that relates to the obligations under such Swap is or becomes illegal as to such Guarantor under the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute (the “CEA”), or any rule, regulation, or order of the Commodity Futures Trading Commission (the “CFTC”), by virtue of such Guarantor’s failure for any reason to qualify as an “eligible contract participant” (as defined in the CEA and regulations promulgated thereunder) on the Eligibility Date for such Swap; (ii) “Eligibility Date” means the date on which this Guaranty becomes effective with respect to the particular Swap (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the particular Swap if this Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty); and (iii) “Swap” means any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder between Borrower and Lender, other than (A) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (B) a commodity option entered into pursuant to CFTC Regulation 32.3(a).
2.Representations and Warranties
The Guarantor represents and warrants to the Lender that:
(a)Power and Authority. The Guarantor has the full power and authority to execute and deliver this Guaranty and to perform its obligations hereunder; the execution, delivery and performance of this Guaranty by the Guarantor has been duly and validly authorized; and all requisite action has been taken by the Guarantor to make this Guaranty valid and binding upon such Guarantor and enforceable in accordance with its terms.

(b)Binding Agreement. This Guaranty constitutes the valid and legally binding obligations of Guarantor and is enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.
(c)Litigation. There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority (whether purportedly on behalf of the Guarantor) pending or, to the knowledge of the Guarantor, threatened against Guarantor, which, if adversely determined, could be expected to have a Material Adverse Effect, call into question the validity or enforceability of this Guaranty, or could be expected to result in the rescission, termination or cancellation of any material franchise, right, license, permit or similar authorization held by the Guarantor.
(d)Required Consents. All consents, approvals and authorizations, if any, required for the execution, delivery and performance of this Guaranty have been obtained, and no other consent, authorization or approval of, filing with, notice to, or exemption by, any Governmental Authority or other Person (except for those which have been obtained, made or given) is required to authorize, or is required in connection with, the execution, delivery and performance of this Guaranty or is required as a condition to the validity or enforceability of this Guaranty. No provision of any applicable statute, law (including, without limitation, any applicable usury or similar law), rule or regulation of any Governmental Authority prevents the execution, delivery or performance of, or affects the validity of, this Guaranty.
(e)No Conflicting Agreement. The Guarantor is not in default under any mortgage, indenture, contract or agreement to which it is a party or by which it or any of its properties is bound. The execution, delivery or carrying out of the terms of this Guaranty will not result in the breach of any term or provision of any of the Guarantor’s organizational documents or constitute a default under, or result in the creation or imposition of, or obligation to create, any lien or other encumbrance upon any property of Guarantor or result in a breach of or require the mandatory repayment of or other acceleration of payment under or pursuant to the terms of any such mortgage, indenture, contract or agreement.
(f)Compliance with Applicable Laws. Guarantor is not in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority. The Guarantor is complying in all material respects with all laws, statutes, regulations, rules and orders applicable to the Guarantor of all Governmental Authorities.
3.Covenants
The Guarantor covenants and agrees that:
(a)Reimbursement. The Guarantor shall, promptly upon demand by the Lender, pay to the Lender and/or reimburse the Lender and/or perform as directed by the Lender, in respect of all Guaranteed Obligations or other agreements herein, in such manner and at such time as the Lender shall require.
(b)Specific Performance. In the event that the Guarantor does not timely pay or perform any of its obligations under this Guaranty, the Lender may pay or perform said obligations at the expense of the Guarantor. The failure of the Guarantor to so pay or perform any of its obligations under this Guaranty shall constitute a default hereunder, and the Lender, shall have the option to require specific performance by the Guarantor of any of said obligations hereunder, in addition to any other rights or remedies hereunder, under the other Loan Documents or at law or in equity. Any amounts expended by the Lender in the exercise of any rights of the Lender hereunder shall be paid to the Lender promptly upon demand, and until paid shall accrue interest at the Default Rate.
4.Unconditional and Continuing Nature of Guaranty
(a)Unconditional Guaranty. The obligations of Guarantor hereunder, if more than one, are joint and several, absolute and unconditional, under all circumstances and irrespective of the genuineness, validity, regularity, discharge, release or enforceability of the Guaranteed Obligations, or of any instrument evidencing any of the Guaranteed Obligations or of any collateral therefor or of the existence or extent of such collateral or of the obligations of the Guarantor under this Guaranty.
(b)Modification of Agreements. The Guarantor agrees that the Lender may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange, release, substitute or surrender any collateral for, renew or extend, or change the amount of, any of the Guaranteed Obligations or increase the interest rate thereon, and may also make any agreement with the Borrower or with any other party to or person liable on any of the Guaranteed Obligations, or any guarantor of or hypothecator of collateral or other surety for any of the Guaranteed Obligations or interest therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Lender and the Borrower or any such other party or person, without in any way impairing or affecting this Guaranty.
(c)Continuing Guaranty. This is a continuing guaranty and shall remain in full force and effect and be binding upon the Guarantor and the Guarantor’s successors and assigns until all of the conditions set forth in subsection (e) below have been satisfied. If any of the present or future Guaranteed Obligations are guaranteed by persons, partnerships, limited liability companies or corporations in addition to the Guarantor, the death, release or discharge in whole or in part, or the bankruptcy, liquidation or dissolution, of one or more of them shall not discharge or affect the obligations of the Guarantor under this Guaranty. In addition, the death, release or discharge in whole or in part, or the bankruptcy, liquidation or dissolution, of any of the Persons comprising the Guarantor shall not discharge or affect the liabilities of any of the other Persons comprising the Guarantor under this Guaranty.
(d)Guaranty of Payment. This Guaranty is a guaranty of payment and not of collection, and the Lender shall be under no obligation to take any action against the Borrower or the Guarantor, individually or collectively, or any other person liable with respect to any of the Guaranteed Obligations or resort to any collateral security securing any of the Guaranteed Obligations or this Guaranty as a condition precedent to the Guarantor being obligated to make payment and perform as agreed herein.
(e)No Release. Until the later to occur of (i) the indefeasible repayment in full of the Loan and all other sums due in connection therewith and the termination of the Mortgage, and (ii) the indefeasible payment and performance by the Guarantor of all of their obligations hereunder, the liability of the Guarantor under this Guaranty shall not be released.
5.Reinstatement
This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment of all or any part of any payment of the Guaranteed Obligations is rescinded or must be restored or returned by the Lender whether under any reorganization, bankruptcy, receivership or insolvency proceeding or otherwise; and the Guarantor agrees that it will indemnify the Lender on demand for all costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.
6.Waivers
The Guarantor hereby waives for the benefit of the Lender:
(a)Waiver of Notice, Presentment. Notice of the acceptance of this Guaranty and of the making of the Loan or extensions of credit or the incurrence of any other obligation by the Borrower pursuant to the Loan Documents, presentment to or demand of payment from anyone whosoever liable upon the Indebtedness or any of the Guaranteed Obligations, protest, notice of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort;
(b)Waiver of Claims. Any rights to claim or interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among the Lender, the Borrower and/or the Guarantor or to seek injunctive relief. The failure of Lender to insist upon strict compliance with any of the terms hereof shall not be considered to be a waiver of any such terms, nor shall it prevent Lender from insisting upon strict compliance with this Agreement at any time thereafter;
(c)Subrogation. Until such time as the Lender shall have been indefeasibly paid in full all of the Indebtedness and the Guaranteed Obligations, the Guarantor waives any rights to be subrogated to the rights of the Lender with respect to the Guaranteed Obligations and the Guarantor waives any right to (and the Guarantor agrees that it will not institute or take any action against the Borrower seeking) contribution, reimbursement or indemnification by the Borrower with respect to any payments made by the Guarantor to the Lender; and
(d)Other Defenses. Any defense or benefits that may be derived from or afforded by laws which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.
7.Setoff
Guarantor hereby authorizes Lender, at any time and from time to time, without notice, which is hereby expressly waived by Guarantor, and whether or not an Event of Default shall have occurred or Lender shall have declared the Guaranteed Obligations to be due and payable in accordance with the terms hereof (i) to set off against, and to appropriate and apply to the payment of Guarantor’s obligations and liabilities under this Guaranty (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Lender to Guarantor (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced) and (ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Lender, in its sole discretion, may elect. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of a demand for payment of the Guaranteed Obligations hereunder without any action of Lender, although Lender may enter such setoff on its books and records at a later time.
No failure by Lender to file, record or otherwise perfect any lien or security interest, nor any improper filing or recording, nor any failure by Lender to insure or protect any security nor any other dealing (or failure to deal) with any security by Lender, shall impair or release the obligations of Guarantor hereunder.

8.Miscellaneous
(a)Successors and Assigns. This Guaranty shall bind the undersigned, its legal representatives, successors, and assigns and shall inure to the benefit of the Lender and its participants, successors and assigns.
(b)Enforcement of Loan Documents. The obligations of the undersigned are in addition to, and not in diminution of, the obligations of the Borrower and the Guarantor under any other Loan Document. No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, remedy or power hereunder or under any other Loan Document preclude any other or future exercise thereof or the exercise of any other right, remedy or power.
(c)Liabilities Unimpaired. The liability of the Guarantor under this Guaranty shall not be limited or impaired by reason of any amendment, waiver or modification of the provisions of any Loan Document, the release or substitution of any collateral securing the Loan, any transfer of the Premises or any part thereof to the Lender or its nominee, any failure on the part of the Lender to record or otherwise perfect, or any impairment of, any lien or security interest in any such collateral, any sale or transfer of the Premises or any part thereof or any determination that any Loan Document is illegal or unenforceable.
(d)Guarantor’s Acknowledgements. The Guarantor hereby acknowledges (i) receipt and approval of the Loan Agreement, the Mortgage and all other Loan Documents, and (ii) it has derived or expects to derive a financial or other benefit from each and every obligation incurred by the Borrower to the Lender under or pursuant to the Loan Agreement, the Mortgage and the other Loan Documents.
(e)Assignment. This Guaranty may be assigned by the Lender in connection with an assignment of the Loan and its benefits shall inure to any such assignee.
(f)Post Default Interest. The Guarantor agrees that any of the Guaranteed Obligations which are not paid on demand shall accrue interest at the Default Rate until paid in full, all such interest being payable to the Lender on demand.
(g)Governing Law. This Guaranty and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois without regard to principles of conflict of laws.
(h)Headings Descriptive. Section headings have been inserted in this Guaranty for convenience only and shall not in any way affect the meaning or construction of any provision hereof.
(i)Severability. Every provision of this Guaranty is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

(j)Remedies Cumulative. Each and every right, remedy and power granted to the Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lender at any time and from time to time.
(k)Consent to Jurisdiction. The Guarantor hereby irrevocably submits to the jurisdiction of any State or Federal court sitting in the State where the Premises is located over any suit, action or proceeding arising out of or relating to the Loan Documents. The Guarantor hereby agrees that the Lender shall have the option in its sole discretion to lay the venue of any such suit, action or proceeding in the Federal or State courts in the State where the Premises is located and hereby irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Guarantor hereby agrees that a final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon it.
(l)Waiver of Trial by Jury. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY. FURTHER, THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE OF THE LENDER, OR COUNSEL TO THE LENDER, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE GUARANTOR HEREBY ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ACCEPT THIS GUARANTY BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.
(m)Entire Agreement. This Guaranty contains the entire agreement and understanding between the Lender and the Guarantor with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.
(n)Amendments. This Guaranty may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Lender.
(o)Notices. All notices, requests and demands to or upon the Guarantor or the Lender shall be in writing and shall be deemed to have been duly given or served for all purposes if delivered or served in accordance the terms of the Loan Agreement.
(p)Expenses. If any suit or proceeding is instituted by the Lender for the enforcement of any of the provisions of this Guaranty, the Guarantor shall pay to the Lender within ten (10) days after demand all expenses of the Lender (including attorneys’ fees and disbursements) in connection with such suit or proceeding, and until such expenses are paid, the same shall accrue interest at the Default Rate. The obligations of the Guarantor under this paragraph shall survive any termination of Guarantor’s other obligations under this Guaranty.
(q)Joint and Several Obligations. If more than one party is executing this Guaranty, each such party shall be a “Guarantor” hereunder, all covenants and guarantees made herein shall be the joint and several obligations of all such parties, and each representation of the “Guarantor” herein shall be deemed to have been made by each such party.
(r)Counterparts. This Guaranty, if executed by more than one party, may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. It shall not be necessary in making proof of any such counterpart to produce or account for more than one counterpart signed by the party to be charged. Delivery of any executed counterpart of this Guaranty by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The Guarantor acknowledges that information and documents relating to this Guaranty and the credit accommodations provided for herein may be transmitted through electronic means.
(s)Further Assurances; Corrections of Defects. The Guarantor, intending to be legally bound hereby, agrees to promptly correct any defect, error or omission, upon the request of the Lender, which may be discovered in the contents of this Guaranty or any other document evidencing or securing the Guaranteed Obligations, or in the execution or acknowledgement hereof, and the Guarantor will execute, or re-execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by the Lender to satisfy the terms and conditions of this Guaranty, and all documents executed in connection therewith, including but not limited to the recording, filing or perfecting of any document given for securing and perfecting liens, mortgages, security interests and interests to secure the Guaranteed Obligations. Notwithstanding the foregoing, the Lender may modify this Guaranty for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Lender shall send a copy of any such modification to the Guarantor (which may be sent by electronic mail).
9.Financial Information.
As soon as available, but in any event within forty five (45) days after filing, each Guarantor hereby agrees to furnish to the Lender the form 10-Q filed with the SEC and sixty (60) days after filing, the form 10K filed with the SEC.

10.Limitation on Liability. Notwithstanding anything to the contrary herein, or in any Loan Document, without impairing the obligations of any party under the Guaranty or the Environmental Indemnity, Lender hereby acknowledges and agrees that no direct or indirect partner, member, manager, constituent owner, investor, advisor or shareholder of Borrower or Guarantor shall be personally liable for the performance or the obligations of, or in respect of any claims against, Borrower or Guarantor (other than Guarantor under the Guaranty and the Environmental Indemnity) arising under any of the Loan Documents.

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IN WITNESS WHEREOF, the Guarantor has duly executed and entered into this Guaranty as of the day and year first above written.
GUARANTOR:

UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation

By:
Name:
Title:

[Signature Page to Guaranty]